UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2009 (March 23, 2009)

Endo Pharmaceuticals Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-18728	04-3047911
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Endo Boulevard

Chadds Ford, PA 19317

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 558-9800

Indevus Pharmaceuticals, Inc.

33 Hayden Avenue

Lexington, MA 02421-7966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Endo Pharmaceuticals Solutions Inc. (formerly known as Indevus Pharmaceuticals, Inc.) (the “Company”), Endo Pharmaceuticals Holdings Inc. (“Parent”) and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Trustee”) entered into a first supplemental indenture, dated as of March 25, 2009 (the “ Supplemental Indenture”), to the indenture, dated as of August 6, 2007 (the “Indenture”), pursuant to which the Company’s 6.25% Convertible Senior Notes due 2009 were issued (the “Notes”). The Supplemental Indenture provides that, as of the effective date of the Merger (as defined below), each $1,000 aggregate principal amount of Notes surrendered for conversion in accordance with Article IX of the Indenture, subject to adjustment on the same terms as provided in Article IX of the Indenture, will be convertible into (i) an amount in cash equal to the product of (x) $4.50 and (y) a number equal to 1,000 divided by the conversion price immediately prior to the effective time of the Merger and (ii) contractual rights to receive certain contingent payments of up to an additional $450.7212 of cash, as set forth in the Supplemental Indenture.

The foregoing description of the Supplemental Indenture is not complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 23, 2009, at the Company’s request, the Nasdaq Stock Market filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934 (as amended, the “Exchange Act”) on Form 25. Pursuant to Rule 12d2-2 under the Exchange Act, the delisting of the shares of common stock, par value $0.001, of the Company (the “Shares”) from the Nasdaq Stock Market will be effective on April 2, 2009 and the Company’s reporting obligations under Section 12(b) of the Exchange Act will be suspended as of that date. Trading of the Shares on NASDAQ ceased as of the close of trading on March 23, 2009. The Shares will be deregistered under Section 12(b) of the Exchange Act no later than ninety (90) days, or such shorter period as the SEC may determine, after the date of the Form 25. The Company also intends to file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s remaining reporting obligations under the Exchange Act.

Item 3.02.	Unregistered Sales of Equity Securities.

Pursuant to the option (the “Top-Up Option”) granted to BTB Purchaser Inc., a Delaware corporation (“Purchaser”) in the Agreement and Plan of Merger, dated as of January 5, 2009 (as amended, the “Merger Agreement”), by and among Parent, the Purchaser and the Company, the Company issued to the Purchaser 11,306,421 new Shares (the “Top-Up Shares”) for an aggregate purchase price of $50,878,894.50 and up to $33,919,263 in contingent cash consideration payments, of which $11,306.43 was paid in cash (which cash amount represents the aggregate par value of the purchased Shares) and the balance was paid by delivery of a promissory note. The Top-Up Shares were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the consummation of the merger of Purchaser with and into the Company (the “Merger”) in accordance with the terms of the Merger Agreement and the General Corporation Law of the State of Delaware (the “DGCL”), each Share issued and outstanding immediately prior to the effective time of the Merger (other than Shares owned by the Company, Parent, Purchaser or any of their respective subsidiaries and Shares held by stockholders who properly demand and perfect appraisal rights under the DGCL) was converted into the right to receive $4.50 per Share, in cash (less any required withholding taxes and without interest), plus contractual rights to receive up to an additional $3.00 per Share in contingent cash consideration payments (collectively, the “Merger Consideration”). At the effective time of the Merger, the Company’s stockholders immediately prior to the effective time of the Merger ceased to have any rights as stockholders in the Company (other than their rights to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings and growth.

The information set forth in Items 1.01 hereof is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 23, 2009, Glenn L. Cooper, M.D., resigned as director of the Company. Dr. Cooper did not resign due to any disagreement relating to the Company’s operations, policies or practices.

Also on March 23, 2009, the Board of Directors of the Company elected David Holveck to serve as the Chief Executive Officer of the Company and Nancy Wysenski to serve as the Chief Operating Officer of the Company.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2009, the Company’s certificate of incorporation was amended and restated (the “Amended Charter”), the Company’s by-laws were amended and restated (the “Amended By-Laws”), and the name of the Company was changed from Indevus Pharmaceuticals, Inc. to Endo Pharmaceuticals Solutions Inc.

The Amended Charter is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The Amended Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, dated March 23, 2009

3.2	Amended and Restated By-Laws of the Company, dated March 23, 2009

10.1	Supplemental Indenture, dated March 23, 2009, by and between the Company and The Bank of New York Mellon (formerly known as The Bank of New York Trust Company, N.A.), as trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Endo Pharmaceuticals Solutions Inc.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer and Secretary

Dated: March 23, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of the Company, dated March 23, 2009

3.2	Amended and Restated By-Laws of the Company, dated March 23, 2009

10.1	Supplemental Indenture, dated March 23, 2009, by and between the Company and The Bank of New York Mellon (formerly known as The Bank of New York Trust Company, N.A.), as trustee